Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Summary Prospectus February 1, 2018
Class Ticker A DBMAX C DBMCX I SDSCX Y DBMYX Z DBMZX
Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Class A		Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees	.60	.60	.60	.60	.60
Distribution and/or service (12b-1) fees**	none	.75	none	none	.06
Other expenses (including shareholder services fees) ***	.44	.44	.15	.08	.20
Total annual fund operating expenses	1.04	1.79	.75	.68	.86

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Rule 12b-1 fees for Class Z shares are estimated for the current fiscal year based on the Rule 12b-1 fees of a share class of another Dreyfus Fund exchanged for Class Z shares as a result of the reorganization of such fund.

*** Other expenses for Class Z shares are estimated for the current fiscal year based on the expenses of the fund's other share classes and those of a share class of another Dreyfus Fund exchanged for Class Z shares as a result of the reorganization of such fund.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6921SP0218

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$1,116	$1,773
Class C	$282	$563	$970	$2,105
Class I	$77	$240	$417	$930
Class Y	$69	$218	$379	$847
Class Z	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$1,116	$1,773
Class C	$182	$563	$970	$2,105
Class I	$77	$240	$417	$930
Class Y	$69	$218	$379	$847
Class Z	$88	$274	$477	$1,061

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.52% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500TM Growth Index (the Index), the fund's benchmark index. As of December 31, 2017, the market capitalization of the largest company in the Index was approximately $16.96 billion. The portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers focus on high quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

• Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

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• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q3, 2009: 16.60% Worst Quarter Q4, 2008: -23.48%

After-tax performance is shown only for Class I shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class A, C, Y and Z shares, periods prior to the inception date reflect the performance of the fund's Class I shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A, C and Z shares for such periods would have been lower. Each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

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Average Annual Total Returns (as of 12/31/17)
Class (Inception Date)	1 Year	5 Years	10 Years
Class I returns before taxes	26.52%	14.91%	9.08%
Class I returns after taxes on distributions	23.80%	12.67%	7.72%
Class I returns after taxes on distributions and sale of fund shares	16.90%	11.44%	7.10%
Class A (3/31/09) returns before taxes	18.85%	13.27%	8.18%
Class C (3/31/09) returns before taxes	24.18%	13.71%	8.00%
Class Y (7/1/13) returns before taxes	26.59%	15.00%	9.12%
Class Z (1/19/18) returns before taxes	26.52%	14.91%	9.08%
Russell 2500TM Growth Index reflects no deductions for fees, expenses or taxes	24.46%	15.47%	9.62%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon). The fund's subadviser is BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018.

The fund is managed by a team of portfolio managers who are members of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form BNY Mellon AMNA. The team consists of John Porter, the lead portfolio manager, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA. Mr. Porter has been a primary portfolio manager of the fund since March 2017, and is the head of the TBCAM U.S. small, small/mid and mid-cap growth equity investment team. Mr. Wakefield has been a primary portfolio manager of the fund since September 2005, and is a senior managing director, senior portfolio manager and a member of the TBCAM U.S. small, small/mid and mid-cap growth investment team. Mr. Zeuthen has been a primary portfolio manager of the fund since April 2013, and is a senior managing director, senior portfolio manager, senior equity research analyst and a member of the TBCAM U.S. small, small/mid and mid-cap growth investment team.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. Class Z shares generally are not available for new accounts. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA ″Rollover Accounts″ or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your

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financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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